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                                                                   EXHIBIT 10.32


                             ASSIGNMENT & AMENDMENT

         THIS ASSIGNMENT AND AMENDMENT, effective as of January 1, 2001, to the Microsoft Corporation Manufacturing Agreement (the "Agreement") dated January 1, 1998 between Microsoft Corporation ("Microsoft") and Startek, Inc. ("Startek") is made between Microsoft, Startek and Microsoft Operations Pte Ltd ("MO"), a Singapore corporation.

         IT IS AGREED as follows:

     1. All words and expressions not otherwise defined in this Amendment have the same meaning as in the Agreement and the parties confirm the continued operation of the Agreement as amended by this Assignment and Amendment.

     2. For and in consideration of the promises by MO in the License Agreement dated as of January 1, 1999 by and between GraceMac Corporation and MO, Microsoft grants, transfers, assigns and deliver to MO the Agreement, and MO agrees to be bound by the Agreement and to perform its obligations under it according to its terms, as of the close of business January 3, 1999. Accordingly, all references to "Microsoft" in the Agreement shall be construed as references to MO. Further, Startek acknowledges such assignment.

     3. MO may communicate with Startek's designated subcontractor(s) on such issues as assembly process improvements and cost reduction programs.

     4. The expiry date of the Agreement will be extended from June 30, 2001 to December 31, 2001.

     5. Sections 2 and 3 of Exhibit B to the Agreement are hereby deleted. Prices for supply of products under or in respect of the Agreement may be negotiated by MO in its discretion and at its option with either Startek or Startek's subcontractor(s) on Startek's behalf. In those cases where MO negotiates a price directly with Startek's subcontractor(s) in relation to specific product, Startek will supply such product to MO under the Agreement at that price.

     6. For the avoidance of doubt, MO may at any time enter into agreements with Startek's subcontractor(s) to provide manufacturing and other services such as may be required by MO to support MO in areas (such as Licensing and Programs) other than Full Packaged Product and which are not covered under the Agreement.


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MICROSOFT CORPORATION

/s/ Stan Kaplita
-----------------------------
By

Stan Kaplita
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Name (Print)

General Manager
-----------------------------
Title

March 14, 2001
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Date


STARTEK, INC.

/s/ E. Preston Sumner, Jr.
-----------------------------
By

E. Preston Sumner, Jr.
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Name (Print)

Chief Operating Officer
-----------------------------
Title

April 16, 2001
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Date


MICROSOFT OPERATIONS PTE LTD

/s/ Patrick Lung
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By

Patrick Lung
-----------------------------
Name (Print)

Chief Executive
-----------------------------
Title


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Date